                                                                      EXHIBIT 99






                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 11-K

               [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2000

                                       OR

             [ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Commission file number 1-6959



                             ----------------------

                       MITCHELL ENERGY & DEVELOPMENT CORP.
                             THRIFT AND SAVINGS PLAN

                             ----------------------



                       MITCHELL ENERGY & DEVELOPMENT CORP.
            (Name of issuer of securities held pursuant to the Plan)

                 P. O. Box 4000, The Woodlands, Texas 77387-4000
           (Address of Plan and principal executive office of issuer)





The financial statements and schedules of the Mitchell Energy & Development Corp. Thrift and Savings Plan required to be filed on Form 11-K by Section 15(d) of the Securities Exchange Act of 1934 will be filed as an amendment to this Form 10-K.